UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. |_|)

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Filed by a Party other than the Registrant |_|

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|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

ENB Financial Corp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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ENB FINANCIAL CORP

31 East Main Street

Ephrata, Pennsylvania 17522

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 5, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of ENB Financial Corp (the “Company”), dated April 3, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 5, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2020

Dear Shareholders of ENB Financial Corp:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders and team members, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of ENB Financial Corp (the “Company”) has been changed. The annual meeting will be held on Tuesday, May 5, 2020 at 1:00 p.m., local time. In light of public health concerns regarding the coronavirus outbreak, the annual meeting will be held in a virtual meeting format only at www.meetingcenter.io/272616407. You will not be able to attend the annual meeting physically.

As described in the accompanying proxy statement for the annual meeting, you are entitled to participate in and vote at the annual meeting if you were a shareholder as of the close of business on March 6, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/272616407 May 5, 2020 at 1:00 p.m., local time. The password for the meeting is ENBP2020. There is no physical location for the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the annual meeting by one of the methods described in the proxy statement for the annual meeting. The proxy card included with the proxy statement will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.

By Order of the Board of Directors,

Aaron L. Groff, Jr.
Chairman

Ephrata, Pennsylvania

April 3, 2020

ENB FINANCIAL CORP

31 East Main Street

Ephrata, PA 17522

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2020

TO THE SHAREHOLDERS OF ENB FINANCIAL CORP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ENB Financial Corp (the “Corporation”) will be held at the Main Office of Ephrata National Bank, 31 East Main Street, Ephrata, Pennsylvania 17522, on Tuesday, May 5, 2020, at 1:00 p.m., local time, for the purpose of considering and voting upon the following matters:

1.	To elect three (3) Class C directors to serve for a three-year term and until their successors are elected and qualified. The nominees of the Board of Directors for election as Class C directors are Susan Y. Nicholas, Mark C. Wagner, and Joshua E. Hoffman;

2.	To ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

Shareholders of record at the close of business on Friday, March 6, 2020, are entitled to notice of and to vote at the Annual Meeting of Shareholders.

Your vote is important regardless of the number of shares you own. Please submit your vote by completing and signing the enclosed proxy card and mailing it promptly in the postage paid envelope or, if you prefer, you may vote by telephone at 1-800-652-8683 or via the Internet at www.investorvote.com/ENBP. Internet voting is available until 1:00 a.m. Eastern Time the day of the meeting. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time prior to voting at the meeting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting. If you are a shareholder whose shares are registered in “street name” and held in a stock brokerage account or by a bank or other nominee, you will need additional documentation from your broker in order to vote in person at the meeting.

We enclose, among other things, a copy of the 2019 ENB Financial Corp Annual Report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 5, 2020: The proxy statement, proxy card and 2019 Annual Report are available on the Internet at: www.investorvote.com/ENBP.

By Order of the Board of Directors,

Aaron L. Groff, Jr.
Chairman

Ephrata, Pennsylvania
April 3, 2020

PROXY STATEMENT

Dated and mailed on or about April 3, 2020

ENB FINANCIAL CORP

31 EAST MAIN STREET

EPHRATA, PENNSYLVANIA 17522

(717) 733-4181

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2020

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

ENB FINANCIAL CORP

MAY 5, 2020

GENERAL INFORMATION

Introduction

ENB Financial Corp is the holding company for Ephrata National Bank. Throughout this proxy statement, ENB Financial Corp and its wholly owned subsidiary, Ephrata National Bank, will be collectively referred to as “the Corporation” and, on behalf of the Board of Directors (“the Board”), furnishes this proxy statement in connection with the solicitation of proxies for use at the Corporation’s 2020 Annual Meeting of Shareholders. This proxy statement and the related proxy card are being distributed on or about April 3, 2020.

We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or in the documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at the Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Date, Time and Place of the Annual Meeting

The Annual Meeting of Shareholders will be held on Tuesday, May 5, 2020, at 1:00 p.m., local time, at the Main Office of Ephrata National Bank, 31 East Main Street, Ephrata, Pennsylvania 17522. All inquiries regarding the annual meeting should be sent by mail to Barry W. Harting, Corporate Secretary, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522 or by telephone at (717) 733-4181.

Purpose of the Annual Meeting

At the annual meeting, shareholders will vote on the following matters:

1.	To elect three (3) Class C directors to serve for a three-year term and until their successors are elected and qualified. The nominees of the Board of Directors for election as Class C directors are Susan Y. Nicholas, Mark C. Wagner, and Joshua E. Hoffman;

2.	To ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

PROXY SOLICITATION AND VOTING PROCEDURES

Proxy Solicitation

The Board solicits this proxy for use at the Corporation’s 2020 Annual Meeting of Shareholders and the Corporation will pay the cost of preparing, printing, assembling, mailing, and soliciting proxies and any additional material that the Corporation sends to its shareholders. In addition to the solicitation of proxies by mail, the Corporation’s directors, officers, and employees may solicit proxies in person or by telephone, facsimile, email, or other similar electronic means without additional compensation. The Corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held by these entities. The Corporation will, upon request, reimburse these third parties for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of stock.

Voting Procedures

Only shareholders of record at the close of business on March 6, 2020, may vote at the meeting. As of the close of business on March 6, 2020, the record date for the annual meeting, 5,739,114 shares of the Corporation’s common stock, par value $0.10 per share, were issued and 5,611,832 shares were outstanding.

If your shares are registered directly in your name with the Corporation’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. You can vote your shares by completing and returning a written proxy card or by voting via the Internet or telephone as instructed on the proxy card. You may also vote in person at the meeting. The method by which you vote will in no way limit your right to attend and vote at the annual meeting if you later decide to attend in person.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote, and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting unless you obtain a proxy executed in your favor from your broker or nominee, the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

By properly completing a proxy, you appoint Janice S. Eaby and John H. Shuey as proxy holders to vote your shares in accordance with your instructions as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted:

•	FOR the election of the director nominees identified in this proxy statement;

•	FOR the ratification of the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2020; and

•	FOR the approval to transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

As of the date of this document, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than the ones described in this document. If any other matters shall properly come before the meeting and be voted upon, the persons named as proxy holders will vote on those matters in accordance with the recommendations of the Board of Directors.

Revocability of Proxy

Shareholders of record who completed proxies may revoke them at any time before they are voted at the annual meeting by:

•	delivering a written notice of revocation to Mr. Barry W. Harting, Corporate Secretary, at 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522;

•	voting via telephone or Internet or by delivering a duly executed proxy bearing a later date to the Corporate Secretary; or

•	voting in person after giving written notice to the Corporate Secretary.

Quorum and Votes Required for Approval

In order to hold the annual meeting, a quorum of the Corporation’s outstanding shares must be present. Under Pennsylvania law and the Corporation’s bylaws, a majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the purpose of conducting business. Votes withheld and abstentions will be counted for determining the presence of a quorum but broker non-votes will not be counted for determining the presence of a quorum for a particular matter as to which the broker withheld authority.

Each share is entitled to one (1) vote on all matters submitted to a vote of shareholders. All matters to be voted on by the shareholders require an affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under the Corporation’s articles of incorporation or bylaws. In the case of election of directors, the candidates receiving the highest number of “FOR” votes cast by those shareholders entitled to vote for the election of directors are elected. Shareholders are not entitled to cumulate votes for the election of directors. The proxy holders will not cast votes for or against any director nominees where the broker withheld authority.

GOVERNANCE OF THE COMPANY

Introduction

The Corporation’s governing body is its Board of Directors. The Board is responsible for directing and overseeing the management of the Corporation’s business in the best interests of its shareholders and to fulfill its mission of service to the communities in which it conducts business. In carrying out its responsibilities, the Board selects and monitors senior management, provides oversight for financial reporting, legal, and regulatory compliance, determines the Corporation’s governing principles, and implements its governance policies. The Board believes that the purpose of corporate governance is to ensure that the Corporation is managed for the long-term benefit of its shareholders, and to conduct business in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that it believes promote this purpose.

Composition of the Board of Directors

The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, skills, and diversity, when taken together as a group, will allow the Board of Directors to satisfy its oversight responsibilities effectively. In identifying candidates for Director, the Nominating and Governance Committee and the Board of Directors takes into account: (1) the comments and recommendations of individual Board members regarding the effectiveness of the existing Board of Directors or the need to enhance the Board of Directors with members who bring particular experience, qualifications, attributes, skills, and diversity; (2) the necessary expertise and sufficiently diverse business and social backgrounds of the overall composition of the Board of Directors to effectively represent the market areas in which the Corporation conducts business; (3) the independence of non-employee Directors and other possible conflicts of interest of existing and potential members of the Board of Directors; and (4) other criteria that assures representation of the general population of the communities in which the Corporation is involved.

Leadership Structure of the Board of Directors

The Board of Directors is structured in a way that provides for leadership from the Chairman. In the past, the Chairman of the Board of Directors also served as President and Chief Executive Officer of the Corporation. Jeffrey S. Stauffer succeeded Aaron L. Groff, Jr. as President and Chief Executive Officer on January 1, 2020. Aaron L. Groff, Jr. remained on the Board of Directors as Chairman of the Board. The Board of Directors has not established a position of “Lead Director” from among the independent directors, nor does any independent director assume that position of leadership within the Board. The Board of Directors believes this leadership structure is appropriate for the Corporation considering the structure of the Corporation, the number of Board meetings, the number of Board committees, and the degree of involvement of the independent directors in the Board committees. The Board further believes its present leadership structure ensures that management is aligned with the Board to effectively implement the business strategy endorsed by the Board.

Role of the Board of Directors in Risk Oversight

The Board of Directors recognizes the importance of on-going identification and management of risk in order to maintain a sound financial and reputational condition. The Board has adopted a risk management policy to affirm its awareness of the need to establish a program of Enterprise Risk Management (ERM). The Board commits to providing sufficient resources to ensure full implementation of an ERM program and will maintain an ERM framework to coordinate the many aspects of risk.

The Board of Directors is ultimately responsible for the Corporation’s risk management program and has approved a General Risk Appetite Statement. The Board of Directors and management use a balanced approach in determining acceptable levels of risk to undertake. The Corporation will only tolerate those risks which permit it to:

•	Achieve its stated strategic business objectives
•	Provide a return that meets or exceeds expectations
•	Comply with all applicable laws and regulations
•	Conduct its business in a safe and sound manner

Risk is an inherent component of the Corporation’s activities. The ability to effectively identify, assess, measure, respond, monitor, and report on risk activities is critical to the achievement of the Corporation’s mission and strategic objectives. The Corporation’s risk management approach reflects its values, influences its culture, and guides its operations. It is captured in policy statements, Board and management directives, operating procedures, training programs, and is demonstrated in daily activities by management and staff.

ERM is a group of structured and consistent risk management processes that are applied across the Corporation. An ERM program identifies, assesses, prioritizes, and provides a formal structure for the internal and external risks that impact an organization. These activities are categorized under commonly accepted categories of risk. The Corporation has elected to adopt the categories currently identified by the Office of the Comptroller of the Currency.

The Corporation’s ERM program is driven by an approach that is aligned with the Corporation’s profile and strategic objectives. It is enhanced by formalizing roles within the Corporation, active committees, policies and procedures, reporting, communication, and technology.

The Corporation’s ERM program produces various risk mitigation activities within the business units. The resulting strategic, financial, and operational risk mitigation activities that are implemented strengthen the Corporation, reduce the potential for unexpected losses, and manage the volatility experienced by the Corporation. ERM Software was introduced in 2019 to enhance and assist in the assessment and monitoring of the ERM program.

Director Independence

The corporate governance principles of the Corporation provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation, Nominating and Governance, and Trust Operations Committees, must meet the standards for independence as defined by the Securities and Exchange Commission (SEC) and Nasdaq.

Currently, the Corporation’s Board of Directors has ten (10) members. Eight (8) directors: Joshua E. Hoffman, Willis R. Lefever, Jay S. Martin, Susan Y. Nicholas, Brian K. Reed, Mark C. Wagner, Judith A. Weaver, and Paul W. Wenger, meet the standards for independence. This constitutes more than a majority of the Board of Directors. Two (2) directors, Jeffrey S. Stauffer and Aaron L. Groff, Jr., do not meet the standards of independence. Mr. Stauffer is currently an employee and Mr. Groff was a previous employee of the Corporation. Only independent directors serve on the Corporation’s Audit Committee, Compensation Committee, Nominating and Governance Committee, and Trust Operations Committee.

In determining each director’s independence, the Board considered loan transactions between the Bank and the individuals, their family members, and businesses with whom they are associated, as well as any contributions made to non-profit organizations with which they are associated. In each case, the Board determined that none of the transactions impaired the independence of the non-employee directors.

Meetings and Committees of the Board of Directors

During 2019, the Board of Directors of the Corporation held seventeen (17) meetings, and all the committees of the Board of Directors held a combined total of eighteen (18) meetings, for a total of thirty-five (35) meetings. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served during 2019. While the Corporation has no written policy requiring directors to attend the Annual Meeting of Shareholders, all members of the Board of Directors at the time were present at the 2019 Annual Meeting of Shareholders.

The Board of Directors currently has the following committees:

•	Audit Committee
•	Building and Expansion Committee
•	Compensation Committee
•	Nominating and Governance Committee
•	Trust Operations Committee

Audit Committee. The members of the Audit Committee in 2019 were: Joshua E. Hoffman (Chair), Mark C. Wagner and Donald Z. Musser who was replaced by Jay S. Martin after his resignation from the Board. All members of the Audit Committee have been determined to be independent of management of the Corporation as outlined by the SEC and Nasdaq rules for Audit Committees. The Audit Committee oversees the accounting and tax functions of the Corporation, recommends to the Board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the system of internal controls and accounting and reporting practices. The Board of Directors has designated Joshua E. Hoffman as an Audit Committee Financial Expert, as defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations. The Audit Committee has the authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Audit Committee held five (5) meetings during 2019.

The Audit Committee operates under a written charter which is available to shareholders on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Corporate Secretary.

Building and Expansion Committee. The members of the Building and Expansion Committee in 2019 were: Willis R. Lefever (Chair), Donald Z. Musser who was replaced by Paul W. Wenger after his resignation from the Board, and Brian K. Reed. This committee provides guidance regarding the purchase and/or lease of real estate, the construction and/or renovation of branch offices, and general improvements to facilities. The Building and Expansion Committee met one (1) time during 2019.

The Building and Expansion Committee operates under a written charter which is available to shareholders on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Corporate Secretary.

Compensation Committee. The members of the Compensation Committee in 2019 were: Mark C. Wagner (Chair), Paul M. Zimmerman, Jr. who was replaced by Paul W. Wenger after his retirement from The Board, and Judith A. Weaver. All members of the Compensation Committee have been determined to meet the standards and to be independent of management of the Corporation as outlined by the SEC and Nasdaq. The Compensation Committee evaluates the Chief Executive Officer’s performance and makes recommendations to the Board of Directors concerning the Chief Executive Officer’s compensation based on its evaluation. The Chief Executive Officer is not present when these discussions occur. The Compensation Committee also makes recommendations to the Board of Directors concerning the salaries and benefits of directors, officers, and employees of the Corporation. Executive officers are not present when this occurs. The Compensation Committee did not hire a compensation consultant in 2019. The Compensation Committee met five (5) times during 2019.

The Compensation Committee operates under a written charter which is available to shareholders on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Corporate Secretary.

Nominating and Governance Committee. The members of the Nominating and Governance Committee in 2019 were: Susan Y. Nicholas (Chair), Willis R. Lefever, and Paul M. Zimmerman, Jr., who was replaced by Joshua E. Hoffman after his retirement from the Board. The Nominating and Governance Committee consists entirely of directors that are independent of management of the Corporation as outlined by the SEC and Nasdaq. The Nominating and Governance Committee was established to provide continuing assistance to the Board of Directors in matters relating to corporate governance, Board performance, composition of the Board, and Board and Management succession planning. The Nominating and Governance Committee met three (3) times during 2019.

The Nominating and Governance Committee operates under a written charter and Corporate Governance Guidelines which are available to shareholders on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Corporate Secretary.

Trust Operations Committee. The members of the Trust Operations Committee in 2019 were: Judith A. Weaver (Chair), Susan Y. Nicholas and Brian K. Reed. This committee consists entirely of directors who are independent of management of the Corporation as outlined by the SEC and Nasdaq. The Trust Operations Committee provides general supervision over all trust accounts held and managed in the Corporation’s Money Management Group and reviews all new and closed trust accounts. This committee met four (4) times during 2019.

The Trust Operations Committee operates under a written charter which is available to shareholders on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Corporate Secretary.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not consider a formal process necessary. Shareholders who wish to communicate to the Board of Directors should send their requests to Barry W. Harting, Corporate Secretary, ENB Financial Corp, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522. Written communications received by the Corporation from shareholders are shared with the full Board of Directors no later than the next regularly scheduled Board meeting.

Shareholder Proposals

If a shareholder wants to submit a proposal to be considered for inclusion in the proxy statement for next year’s annual meeting, the written proposal must be received by the Corporation no later than December 5, 2020. Proposals received after that date may be considered at the annual meeting but, at the discretion of the Board of Directors, they may not be included in the proxy statement. Shareholder Proposals may be sent to Barry W. Harting, Corporate Secretary, ENB Financial Corp, 31 East Main Street, P. O. Box 457, Ephrata, Pennsylvania 17522.

Transactions with Related Persons

Some of the directors and executive officers of ENB Financial Corp or its wholly-owned subsidiary, Ephrata National Bank, were customers of, and had banking transactions with, Ephrata National Bank during 2019. These transactions included deposit accounts, trust relationships, and loans. All loans and loan commitments made to such persons and to the companies with which they are associated were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and did not involve more than a normal risk of collectability or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future. By using Ephrata National Bank’s products and services, directors and officers have the opportunity to become familiar with the wide array of products and services offered by Ephrata National Bank to its customers.

Total loans outstanding as of December 31, 2019, from Ephrata National Bank to the directors and executive officers as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $640,325 or approximately 0.5% of the Corporation’s total equity capital. The aggregate amount of indebtedness outstanding to the group described above as of the record date of this proxy, March 6, 2020, was $518,447. Prior to any business dealings with directors or executive officers, the Board of Directors reviews and discusses any such transaction outside the presence of the director or executive officer.

ELECTION OF DIRECTORS

Nomination of Directors

Under the Corporation’s bylaws, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Other than the Corporation’s bylaws, the Board does not have a policy regarding nominations for election to the Board of Directors because of the infrequency of such nominations. To make a nomination, a shareholder must mail a notice to Mr. Barry W. Harting, Corporate Secretary, ENB Financial Corp, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522. Such notice of nomination must be made not less than fourteen (14) days nor more than fifty (50) days prior to the date of any meeting of shareholders called for the election of directors. If less than twenty-one (21) days of notice of the meeting is given to shareholders, such notice of nomination shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Any notice of nomination shall contain the following information to the extent known by the notifying shareholder:

•	The name, address, and principal occupation of the proposed nominee;
•	The total number of shares that, to the knowledge of the notifying shareholder, will be voted for the proposed nominee;
•	The name and residence address of the notifying shareholder; and
•	The number of shares of the Corporation’s common stock owned by the notifying shareholder.

The Corporation’s bylaws authorize the number of directors at any time to be not less than five (5) and not more than twenty-five (25). The bylaws also provide for three (3) classes of directors, with each class serving three-year terms to expire in successive years. Three (3) Class C directors have been nominated for election at the 2020 Annual Meeting and, if elected, will serve until the 2023 annual meeting of shareholders. All nominees were unanimously approved by the Board of Directors which is currently comprised of ten (10) members. The Corporation’s bylaws require that directors who reach the age of seventy (70) prior to the date of the annual meeting when such director’s term expires may not stand for reelection to the Board of Directors. In 2019, Paul W. Wenger reached the age of seventy (70) prohibiting him from being renominated as a Class C director at the 2020 Annual Meeting under the Corporation’s bylaws.

The Board of Directors unanimously nominated incumbent directors Susan Y. Nicholas, Mark C. Wagner, and Joshua E. Hoffman, to serve as Class C Directors and they have consented to serve another term as a director if reelected and to serve a term as a new director if elected. If, prior to the annual meeting, any nominee should become unable to serve on the Board for any reason, proxies received from shareholders will be voted in favor of a substitute nominee as the Board of Directors determines. Any vacancy on the Board of Directors for any reason after the annual meeting may be filled by appointment by a majority of the Board of Directors then in office, and each person so appointed shall be a director until the expiration of the term of the class of directors to which he or she was appointed.

Janice S. Eaby and John H. Shuey, the persons named as proxy holders, will vote the proxies “FOR” the election of each of the nominees named below, unless a shareholder indicates that his or her vote should be withheld from any or all of them. The three (3) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected.

The three (3) nominees for Class C Director to be elected at the 2020 Annual Meeting are:

•	Susan Y. Nicholas;
•	Mark C. Wagner; and
•	Joshua E. Hoffman.

The Board of Directors unanimously recommends that shareholders vote “FOR” these nominees.

Information and Qualifications of Nominees for Director and Continuing Directors

The following paragraphs provide information as of the record date of this proxy, March 6, 2020, about the three (3) nominees to the Board of Directors whose term of office will expire at the 2020 Annual Meeting, and each of the six (6) continuing directors whose terms will expire in subsequent years. The information presented includes the age of each nominee and continuing director, all positions he or she holds, his or her principal occupation and business experience for the past five years, the names of other publicly-held companies for which he or she currently serves as a director, or has served as a director during the past five years, and information on the involvement with non-profit and community organizations that each nominee and continuing director has told us about. In addition to the information presented below regarding specific experience and attributes and skills that the Board feels qualifies each nominee and director to serve as a director, the Board also believes that all nominees and continuing directors have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to ENB Financial Corp, Ephrata National Bank, and the Board.

There are no family relationships among any of the directors or executive officers of ENB Financial Corp or its wholly owned subsidiary, Ephrata National Bank.

Information about the number of shares of common stock beneficially owned by each director appears in the “SHARE OWNERSHIP” section below under the heading “Beneficial Ownership by Nominees for Director, Continuing Directors and Executive Officers.”

Nominees for Election as Class C Directors for a term expiring at the 2023 Annual Meeting

Susan Y. Nicholas

Director since 2008

Ms. Nicholas, age 60, is an attorney and Partner in the law firm, Young and Young Attorneys at Law, in Manheim, Pennsylvania. Ms. Nicholas has 33 years of experience as an attorney, with specific legal practice in the areas of estates, trusts, and real estate. Along with her legal experience, Ms. Nicholas brings to the Board an interest and knowledge of corporate governance issues and a familiarity with the social and economic composition of the greater Manheim community. In addition to the expertise in the fields of business and family law, Ms. Nicholas devotes time to her community by serving on the boards of the Manheim Central Student Loan Fund Association, Strasburg Railroad, and Penn Square Music Festival. We believe Ms. Nicholas’ particular skills and her involvement in community affairs qualify her to serve as a director of Ephrata National Bank and ENB Financial Corp.

Mark C. Wagner

Director since 2007

Mr. Wagner, age 66, is Co-owner and President of White Oak Mills, Inc., located in Elizabethtown, Pennsylvania. White Oak Mills, Inc. manufactures livestock and poultry feeds and serves the agricultural communities throughout Southeastern Pennsylvania. Additionally, Mr. Wagner owns and operates several farms in Lancaster County, Pennsylvania involved in livestock production. Mr. Wagner has served on the Economic Advisory Council of the Federal Reserve Bank of Philadelphia and as a director on numerous agriculture industry boards across Pennsylvania. In addition, Mr. Wagner currently serves as a board member of Pleasant View Retirement Community in Manheim, Pennsylvania. We believe Mr. Wagner is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his 40 years of business experience, his strong background in finance and administration, his familiarity and close involvement with the agriculture industry in Lancaster County, Pennsylvania, and his community involvement.

Joshua E. Hoffman

Director since 2017

Mr. Hoffman, age 37, currently serves as a Business Consultant for Stambaugh Ness and also previously served as a Business Consultant for GBC Advisory Group, a business consulting practice, since October 2018. Mr. Hoffman had been the Controller of Goodville Mutual Casualty Company located in Goodville, PA since April 2018. Goodville Mutual Casualty Company provides comprehensive property and casualty insurance products through a network of independent insurance agents. From 2014 through April 2018, Mr. Hoffman was the CEO and CFO of Reamstown Mutual Insurance Company located in Reamstown, PA. Mr. Hoffman previously held accounting and executive leadership roles at Donegal Mutual Insurance Company. Mr. Hoffman is a CPA, CMA, CPCU and also holds an MBA. Mr. Hoffman serves on the Audit Committee and is considered a financial expert. We believe Mr. Hoffman’s experience in the insurance industry along with his accounting background and experience makes him qualified to serve as a director of Ephrata National Bank and ENB Financial Corp.

Continuing as Class B Directors for a term expiring at the 2021 Annual Meeting

Willis R. Lefever

Director since 2004

Mr. Lefever, age 65, is Owner of Lefever Construction, a home builder and land development proprietorship, and owner of Lefever Auto Sales, LLC, both near Ephrata, Pennsylvania. In addition to demonstrating strong business acumen in his successful management of small businesses for more than 40 years, we believe Mr. Lefever is qualified to be a director of Ephrata National Bank and ENB Financial Corp because of his understanding of the land development and building industry in Lancaster County, and his thorough knowledge and understanding of the social and economic aspects of the communities that are served by the Corporation.

Jay S. Martin

Director since 2019

Mr. Martin, age 55, was appointed to the Board of Directors in May of 2019. Mr. Martin is employed by Donegal Mutual Insurance Company where he serves as the Vice President of Information Security. He is credentialed as a CISSP (Certified Information Systems Security Professional) and has over 30 years of experience in various roles in information technology. In his current role, he facilitates the design and implementation of information security policy, tracks and reports on cybersecurity risks and activity, and monitors regulatory compliance to cybersecurity requirements. We believe Mr. Martin is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his thorough understanding and knowledge of information technology, cybersecurity and experience in the insurance industry.

Judith A. Weaver

Director since 2012

Ms. Weaver, age 61, is the retired President and Owner of Martin’s Trailside Express, Inc., a truck stop and restaurant, and Martin Services Group, Inc., a corporate reseller of bulk petroleum products until they were sold in April 2019. Ms. Weaver is also a partner in MSW Properties LP, a family real estate partnership. All of these entities are located in East Earl, Pennsylvania. In addition to her 43 years of business experience in the wholesale and retail industries, Ms. Weaver is also involved in her community, currently serving as a director of the Pennsylvania Regional Board of Hope International, and previously having served as a board member and Board Secretary at Garden Spot Village, a retirement community in New Holland, Pennsylvania, and on the Executive Committee at the New Holland Recreation Center in New Holland, Pennsylvania. We believe Ms. Weaver is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because she is able to contribute her experience and thorough understanding of wholesale, retail, and service-oriented business issues affecting the communities in which the Corporation provides financial services.

Continuing as Class A Directors for a term expiring at the 2022 Annual Meeting

Aaron L. Groff, Jr.

Director since 1999

Mr. Groff, age 70, retired as President and Chief Executive Officer of ENB Financial Corp and Ephrata National Bank on December 31, 2019. Mr. Groff continues to serve as Chairman of ENB Financial Corp and Ephrata National Bank. Mr. Groff had been an employee of Ephrata National Bank since 1967, and has served in various officer positions including Cashier from 1980 to 1998, and Vice President from 1984 to 1998. In addition to his experience at Ephrata National Bank and ENB Financial Corp, Mr. Groff served two terms on the Board of Directors of the Federal Reserve Bank of Philadelphia. During his terms as director of that organization, Mr. Groff served as the Chairman of the Audit Committee and as a member of the Corporate Governance and Nominating Committee. His service to the Federal Reserve Bank of Philadelphia provided Mr. Groff with broad insights into the regional and national financial markets. Also, Mr. Groff served as a member of the Board of Directors of the Pennsylvania Bankers Association from 2009 to 2012, and is currently a board member of several local civic, health industry, non-profit and faith-based organizations. We believe Mr. Groff’s qualifications to be a director of Ephrata National Bank and ENB Financial Corp include his over 52 years of experience in all aspects of the banking industry, and his involvement and thorough understanding of the communities in which the Corporation provides financial services.

Brian K. Reed

Director since 2013

Dr. Reed, age 57, is business owner and manager of Agricultural Veterinary Associates located in Lititz, Pennsylvania. His firm serves the agricultural community throughout Lancaster and Lebanon Counties and beyond. Dr. Reed has been a veterinarian for more than 30 years, and focuses his practice on the dairy industry, combining veterinary medicine with business management consulting services. Dr. Reed is actively involved in a number of veterinary and agricultural organizations, dairy associations and commissions, and community endeavors. We believe Dr. Reed is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his business experience, his strong background in finance and administration, and his education and expertise in business management consulting and strategic planning with farmers in the dairy industry within the Corporation’s market area.

Jeffrey S. Stauffer

Director since 2019

Mr. Stauffer, age 58, was elected as President and Chief Executive Officer of ENB Financial Corp and Ephrata National Bank as of January 1, 2020. Prior to that, he had been Senior Vice President, Senior Lender of Ephrata National Bank since March 2017; Vice President, Senior Loan Officer from August 2014 to February 2017; Vice President, Commercial Lending Manager from 2012 to July 2014; Vice President, Commercial Loan Officer from 2002 to 2012; and employee of Ephrata National Bank since 1982. Mr. Stauffer currently serves as a member of the Board of Directors of Wellspan Ephrata Community Hospital, Ephrata Area Education Foundation and Guy Bard Education Fund. Mr. Stauffer has also served as the past President of the Denver Ephrata Area Rotary Club. We believe Mr. Stauffer’s qualifications to be a director of Ephrata National Bank and ENB Financial Corp include his 38 years of experience with the bank and in the banking industry generally.

SHARE OWNERSHIP

Beneficial Ownership by Principal Holders

The following table shows, to the best of our knowledge, the names and addresses of each person or entity who owned shares of record, or who is known by the Board of Directors to be the beneficial owner of more than 5% of ENB Financial Corp’s outstanding common stock as of the record date of this proxy, March 6, 2020.

	Shares Beneficially	Percentage of Outstanding Common
Name and Address	Owned	Stock Beneficially Owned

J. Harry Hibshman Scholarship Fund Trust	1,785,600(1)	31.82%
C/O ENB’s Money Management Group
31 East Main Street
Ephrata, Pennsylvania 17522

(1)	Directors Emeriti John H. Shuey, Walter K. Trumbauer, and retiring director Paul W. Wenger are trustees of the J. Harry Hibshman Scholarship Fund Trust.

Beneficial Ownership by Nominees for Director, Continuing Directors and Executive Officers

The following table shows, as of March 6, 2020, the record date of this proxy, the number of shares and percentage of ENB Financial Corp’s outstanding common stock beneficially owned by each nominee for director, each continuing director, each named executive officer, and all nominees, continuing directors, and executive officers as a group.

Beneficial ownership of shares of ENB Financial Corp common stock is determined in accordance with the definitions of beneficial ownership in the General Rules and Regulations of the Securities and Exchange Commission and may include stock owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as stock that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after March 6, 2020. In the following table, the number of shares owned by the indicated persons is rounded to the nearest whole share.

Name of Individual	Shares Owned and Nature of	Percentage
or Identity of Group	Beneficial Ownership	of Class

Directors and Nominees

Aaron L. Groff, Jr.	16,110 (1)	*
Joshua E. Hoffman	4,740 (2)	*
Willis R. Lefever	12,280(3)	*
Jay S. Martin	2,000(4)	*
Susan Y. Nicholas	13,778(5)	*
Brian K. Reed	5,820(6)	*
Jeffrey S. Stauffer	4,402(7)	*
Mark C. Wagner	10,309(8)	*
Judith A. Weaver	5,840(9)	*
Paul W. Wenger	15,760(10)	*

Named Executive Officers

Jeffrey S. Stauffer (included in list of directors above)
Scott E. Lied	13,397(11)	*
All Nominees for Director, Continuing Directors, and
Executive Officers as a Group (16 persons) (12)	121,075	2.16%

*	Indicates beneficial ownership of less than 1% of outstanding shares.

(1)	Mr. Groff holds 1,910 shares individually and 12,200 shares jointly with his spouse. His spouse holds 2,000 shares individually.

(2)	Mr. Hoffman holds 4,726 shares individually in an IRA and 14 shares jointly with his spouse.

(3)	Mr. Lefever holds 2,080 shares individually, 200 shares individually in a Roth IRA and 10,000 shares jointly with his spouse.

(4)	Mr. Martin holds 2,000 shares individually in an IRA.

(5)	Ms. Nicholas holds these shares individually.

(6)	Dr. Reed holds 200 shares individually and 5,620 shares jointly with his spouse.

(7)	Mr. Stauffer and his spouse hold these shares jointly.

(8)	Mr. Wagner holds these shares individually.

(9)	Ms. Weaver holds 5,240 shares individually and 600 shares jointly with her spouse.

(10)	Mr. Wenger holds 500 shares individually and 15,260 shares jointly with his spouse.

(11)	Mr. Lied and his spouse hold these shares jointly.

(12)	Includes 16,639 shares beneficially held by Messrs. Dull, Harting, Long, and Williams and Ms. Hoffman.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers, and persons or entities who beneficially own more than 10% of the Corporation’s outstanding stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based solely upon review of Securities and Exchange Commission Forms 3, 4, and 5 and amendments thereto, the Corporation believes that during the fiscal year ended December 31, 2019, its directors, executive officers and greater than 10% beneficial owners timely filed all reports required under Section 16(a) of the Securities Exchange Act of 1934, as amended.

BOARD COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors

The following table summarizes the compensation paid by the Corporation during 2019 to Directors. Compensation received by directors who are also employees of the Corporation is reported on the OTHER COMPENSATION TABLE in the Executive Compensation Section of this document. In July 2019, directors received a paid in advance retainer of $16,000 which covers the period of July 1, 2019 through June 30, 2020. The directors also received $800 for each Board meeting they attended. Board meetings were held once each month during 2019, with the exception of January, May, June, July, and October, when two (2) Board meetings were held. Directors also received $350 for attendance at separate committee meetings. Directors serving as Chairs of committees did not receive additional compensation for their role as Chair of a committee. The members of the Board of Directors of ENB Financial Corp also serve as members of the Board of Directors of Ephrata National Bank. Board meetings for ENB Financial Corp and Ephrata National Bank were held concurrently during 2019 and directors did not receive additional compensation for attending both meetings.

	Fees Earned	All Other
Name	or Paid in Cash	Compensation	Total
	($)	($)	($)

Joshua E. Hoffman	32,050	0	32,050
Willis R. Lefever	31,350	0	31,350
Jay S. Martin	24,700	0	24,700
Donald Z. Musser	4,700	0	4,700(1)
Susan Y. Nicholas	31,250	0	31,250
Brian K. Reed	31,350	0	31,350
Mark C. Wagner	31,950	0	31,950
Judith A. Weaver	31,950	0	31,950
Paul W. Wenger	31,350	0	32,050
Paul M. Zimmerman, Jr.	4,350	0	4,350(2)

(1) Resigned April 17, 2019

(2) Retired May 7, 2019

Non-Employee Directors’ Stock Plan

The Board of Directors believes that increasing the Board’s financial interest in the Corporation will create a unity of purpose and identity and will be beneficial to the growth of the Corporation. To provide non-employee directors of the Corporation with a convenient and systematic method of acquiring shares of the Corporation’s stock, the Board of Directors established the 2010 Non-Employee Directors’ Stock Plan effective June 1, 2010. Under the Plan, non-employee directors may elect to use all, or some, of the compensation they receive as directors to purchase shares in the Corporation. All shares purchased through the 2010 Non-Employee Directors’ Stock Plan are purchased at market price, without a discount.

EXECUTIVE OFFICERS

The following table presents selected information about executive officers of ENB Financial Corp and Ephrata National Bank as of the proxy record date, March 6, 2020. These officers are elected annually by the Board of Directors and hold office at the Board’s discretion.

		Principal Occupation for the Past Five Years and
Name	Age	Position Held with ENB Financial Corp and Ephrata National Bank

Jeffrey S. Stauffer	58	President and Chief Executive Officer as of January 1, 2020. Senior Vice President, Senior Lender of Ephrata National Bank from March 2017 to December 2019. Vice President, Senior Loan Officer from August 2014 to February 2017. Vice President, Commercial Lending Manager from 2012 to July 2014. Vice President, Commercial Loan Officer from 2002 to 2012; and employee of Ephrata National Bank since 1982.

James B. Dull	62	Senior Vice President, Senior Operations and Technology Officer of Ephrata National Bank since October 2008; Vice President, Information Systems of Ephrata National Bank from January 1996 to October 2008; and employee of Ephrata National Bank since 1982.

Barry W. Harting	63	Vice President and Secretary of ENB Financial Corp since January 2016.Senior Vice President and Chief Risk Officer of Ephrata National Bank since August 2008; Senior Vice President, Administrative Services of Ephrata National Bank from 1998 to August 2008; and employee of Ephrata National Bank since 1994.

Cindy L. Hoffman	36	Senior Vice President, Chief Human Resource Officer since August 2019. Ms. Hoffman served in previous capacities as Human Resource Director and Senior Regional Human Resources Business Partner for other major firms.

Scott E. Lied	58	Treasurer of ENB Financial Corp since January 2009; Senior Vice President and Chief Financial Officer of Ephrata National Bank since 2004; and employee of Ephrata National Bank since 1998.

Matthew T. Long	46	Senior Vice President, Chief Operating Officer since October 2019. Vice President, Director of Cash Management since April 2015. Mr. Long was previously employed by Susquehanna Bank as Vice President, Cash Management.

Eric S. Williams	58	Senior Vice President, Chief Lending Officer since April 2019. Vice President, Commercial Lending Sales Manager since May 2016. Mr. Williams was previously employed by Atlantic Community Bankers Bank as Vice President Commercial Loan Sales Manager.

EXECUTIVE COMPENSATION

The Compensation Committee establishes a Compensation Philosophy for the Corporation, and makes recommendations to the Board of Directors regarding the salaries and benefits of directors, officers, and employees of the Corporation and Bank.

Executive Compensation Objectives

The Corporation’s Compensation Philosophy is to offer competitive compensation opportunities to all employees based upon individual contribution and personal performance. The Corporation designs Executive Compensation Packages to attract and retain key management employees and to motivate these employees to take actions that enhance shareholder value and attain the Corporation’s goals. The Executive Compensation Policies are intended to ensure that each executive has a stake in enhancing and promoting Corporation products and services, improving profitability, and providing increased shareholder value through growth of the Corporation’s common stock and the payment of enhanced dividends.

Compensation Committee Responsibilities and Process

The Compensation Program is administered by the entire Board of Directors as recommended by the Compensation Committee. The Compensation Committee is responsible for establishing the Corporation’s Compensation Philosophy and making compensation recommendations regarding the position of Chairman, President, and CEO. The Compensation Committee operates under a written charter, adopted by the Board of Directors, which is available on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Secretary of the Corporation. The Charter outlines the Committee’s responsibilities including:

•	Establishing Compensation Policies;
•	Determining Base Salaries and Bonus amounts;
•	Annually approving (along with the entire Board of Directors) the Bank’s Compensation Policies;
•	Evaluating and determining the types of benefits appropriate to enhance the Executive Compensation Program Objectives;
•	Retaining compensation consultants to assist in evaluation of compensation arrangements; and

•	Approving target financial performance levels.

The Committee reviews guidelines for compensation, bonus, and other compensation perquisites for all Corporation employees. All employees, including executives, receive annual performance appraisals, reviewing goal attainment and overall job performance. The Chairman, President, and CEO, the Sr. VP, Chief Operating Officer, Sr. VP, Chief Financial Officer and the Sr. VP, Chief Risk Officer conduct the performance appraisals of the Bank Management Team Members.

The Compensation Committee annually conducts a performance review of the Chairman, President, and CEO’s job performance. The results of the review and any recommendation for a compensation change are discussed with the independent members of the Board of Directors who make a decision regarding a compensation change.

The Compensation Committee also recommends to the Board from time to time the amount, determination and payment of remuneration to be paid by the Corporation to directors in light of time commitment, fees paid by comparable companies and responsibilities. The Compensation Committee may form and delegate authority to individuals and subcommittees when and as it deems appropriate.

The Role of Executive Officers in Determining Compensation

The Compensation Committee meets with the Senior Vice President, Chief Human Resource Officer of the Corporation who provides the Committee with the information necessary for their analysis of the appropriate compensation for the executive officers. Messrs. Groff and Stauffer participated during Board decisions regarding the compensation of employees and other executive officers. They did not, however, participate and were not present when their performance and compensation was discussed.

SUMMARY COMPENSATION TABLE

				All
Name and				Other	Total
Principal Position	Year	Salary	Bonus	Compensation	Compensation
		($)(1)	($)(2)	($)(3)	($)(4)

Jeffrey S. Stauffer	2019	192,650	3,853	42,687	239,190
President and CEO	2018	160,362	3,978	14,191	178,531

Aaron L. Groff, Jr.	2019	379,770	293,383	75,205	748,358
Chairman of the Board,	2018	351,005	7,661	57,516	416,182
Former President and
CEO

Scott E. Lied	2019	189,937	3,799	17,571	211,307
Senior Vice President,	2018	183,775	4,347	16,939	205,061
Chief Financial Officer

Summary Compensation Table Key

(1)	Base Salary.
(2)	An Annual Employee Holiday Bonus is paid to all employees before year-end based on “total worked” compensation. Executive officers receive the same bonus percentages as all other employees; the larger dollar amount of an executive officer’s bonus is attributable to their higher annual compensation. There was a 1% (of base earnings) Corporate Performance Bonus paid in 2018 which was added to the Holiday Bonus.

(3)	All Other Compensation includes Total Other Earnings in the OTHER COMPENSATION TABLE on page 16 and Total Profit Sharing Contributions on the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 18.
(4)	Total of (1) through (3).

OTHER COMPENSATION TABLE (1)

				Group	BOLI
				Life	Participation	Inside	401(k)	10%	Total
Name and		Company	Service	Insurance	Extra Life	Director's	Corporate	Discount	Other
Principal Position	Year	Auto	Awards	Premiums	Premiums	Fees	Match	ESPP Shares	Earnings
		($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)(7)	($)(8)	($)(9)

Jeffrey S. Stauffer	2019	0	0	699	729	24,800	4,912	771	31,911
President and CEO	2018	0	0	734	729	0	4,108	601	6,172

Aaron L. Groff, Jr.	2019	2,925	0	454	911	28,800	6,928	629	40,647
Chairman of the Board,	2018	8,614	0	477	911	22,800	6,938	499	40,239
Former President and CEO

Scott E. Lied	2019	0	0	699	789	0	4,843	1,910	8,241
Senior Vice President,	2018	0	550	734	789	0	4,605	1,268	7,946
Chief Financial Officer

Other Compensation Table Key

(1)	Other Compensation excluding Defined Contribution Profit Sharing Plan contributions. See the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 18.
(2)	Personal-use expense for company-provided automobile – a perquisite.
(3)	Service Awards given to all employees every five (5) years.
(4)	Group Life Insurance Premium. Full-time employees receive life insurance coverage at 5 times their annualized salary to $400,000 maximum. Life insurance rates increased slightly in 2018.
(5)	Additional life insurance is provided as incentive to participate in Bank Owned Life Insurance (BOLI), and all Vice Presidents and Senior Vice Presidents were asked to participate in BOLI and all participated.
(6)	Inside Director’s fees paid.
(7)	401(k) Savings Plan Corporate Match Dollars. See 401(k) SAVINGS PLAN - MATCH DATA TABLE on page 19.
(8)	All participating employees receive 10% discount on stock purchased through the Employee Stock Purchase Plan.
(9)	Total of (2) through (8).

RETIREMENT PLANS

Defined Contribution Profit Sharing Plan

The Corporation established a Defined Contribution Profit Sharing Plan on January 1, 2016 which became part of the 401k Plan beginning on January 1, 2016. Effective January 1, 2016, the Defined Contribution Pension Plan was terminated and rolled-over into the Profit Sharing Plan and was combined with the 401(k) Savings Plan.

The Defined Contribution Profit Sharing Plan is administered by the Money Management Group of Ephrata National Bank.

The Corporation makes annual contributions to eligible employee’s Profit Sharing accounts as follows:

•	A non-elective 3% contribution is provided to all employees employed at the Bank during 2019 who worked at least 90 days. This contribution is commonly referred to as the “Safe Harbor Contribution.”

•	A 2% elective contribution is provided to all employees who are aged 18 or older who work 1,000 or more hours in a calendar year and have completed at least one year of service.

For purposes of the Defined Contribution Profit Sharing Plan, eligible compensation was limited to $280,000 in 2019. Total contributions to the Defined Contribution Profit Sharing Plan for the plan year ended December 31, 2019 and 2018 were $826,162 and $746,339 respectively.

In 2019, the Corporation contributed the following amounts to the Defined Contribution Profit Sharing Plan on behalf of the named executive officers: Aaron L. Groff, Jr., Chairman of the Board, Former President and Chief Executive Officer, $34,558; Jeffrey S. Stauffer, President and Chief Executive Officer, $10,776; and Scott E. Lied, Senior Vice President and Chief Financial Officer, $9,330.

Larger contributions to the Defined Contribution Profit Sharing Plan for named executive officers are attributable to their higher Base Salaries. Defined Contribution Profit Sharing Plan contributions for named executive officers are included in the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 18 and in All Other Compensation on the SUMMARY COMPENSATION TABLE on page 15.

The Bank continues to manage and invest funds in the Profit Sharing Plan.

401(k) Savings Plan

The ENB 401(k) Savings Plan was introduced in 2001 as a method to allow employees to save additional funds for retirement above the pension previously offered through the Corporation’s Defined Contribution Pension Plan. Initially, the Corporation did not provide a match of any employee contributions to the 401(k) Savings Plan. In 2010, the 401(k) Savings Plan was amended to allow all employees to participate and to provide a match of 50% of employee’s contributions up to 5.0% of eligible compensation. The Corporation does not match contributions over 5.0% of eligible compensation. The Corporation began matching contributions for 401(k) Savings Plan participants to encourage its employees to save for their retirement. Since the Corporation began matching 401(k) Savings Plan contributions, participation rates in the Plan increased from approximately 40% in 2009 to nearly 84% in 2019.

DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE

		3.00%	2.00%
Name and	Plan	Profit Sharing Non-elective	Profit Sharing Elective	Total Profit Sharing
Principal Position	Year	Contribution	Contribution	Contribution
		($)	($)	($)(1)

Jeffrey S. Stauffer	2019	6,466	4,310	10,776
President and CEO	2018	4,811	3,208	8,019

Aaron L. Groff, Jr.	2019	20,735	13,823	34,558
Chairman of the Board,	2018	10,366	6,911	17,277
Former President and
CEO

Scott E. Lied	2019	5,598	3,732	9,330
Senior Vice President,	2018	5,396	3,597	8,993
Chief Financial Officer

Profit Sharing Plan Table Key

(1) Total Profit Sharing Contribution during 2019 and 2018. This amount is included in OTHER COMPENSATION in the SUMMARY COMPENSATION TABLE on page 15.

401(k) SAVINGS PLAN – MATCH DATA TABLE

Name and Principal Position	Plan Name	Plan Year	Corporate Match
			$(1)
Jeffrey S. Stauffer	ENB 401(k) Savings Plan	2019	4,912
President and CEO		2018	4,108

Aaron L. Groff, Jr.	ENB 401(k) Savings Plan	2019	6,928
Chairman of the Board,		2018	6,938
Former President and CEO

Scott E. Lied	ENB 401(k) Savings Plan	2019	4,843
Senior Vice President,		2018	4,605
Chief Financial Officer

401(k) Savings Plan Table Key

(1)	Total Corporate Match during 2019 and 2018. This amount is included on the OTHER COMPENSATION TABLE on page 16.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In the event of death or disability of a named executive officer, the named executive officer will receive benefits under the Corporation’s retirement plan, disability plan, or payments under the Corporation’s life insurance plans, as appropriate.

In addition, for the calendar year ending December 31, 2019, and in the event of the death of the named executive officer on December 31, 2019, the beneficiaries of the named executive officer would receive life insurance proceeds associated with two life insurance plans. The first is a non-discriminatory group term life insurance plan that is available to all qualifying employees of the Corporation. The second is a BOLI plan applicable to a select group of the Corporation’s officers. The following are the life insurance benefits the beneficiary of the named executive officer would receive: Jeffrey S. Stauffer’s beneficiary would receive 500,000; Aaron L. Groff, Jr.’s beneficiary would receive $360,000; and Scott E. Lied’s beneficiary would receive $500,000. A Split Dollar Life Insurance Plan was introduced in 2019 for participants who retire in the BOLI plan and meet an age 55 and 10 year service requirement. Qualifying individuals will continue to receive a $100,000 life insurance policy until death. Mr. Groff qualified for this policy upon his retirement from the Bank.

EMPLOYEE STOCK PURCHASE PLAN

The Corporation established The ENB Financial Corp 2011 Employee Stock Purchase Plan (“2011 ESPP”) as the successor to the ENB Financial Corp 2001 Stock Purchase Plan, originally adopted by Ephrata National Bank and assumed by the Corporation upon the formation of the holding company in 2008. The 2011 ESPP authorized the issuance of up to 280,000 shares of the Corporation’s Common Stock to its employees and 140,837 shares had been issued under the 2011 ESPP as of December 31, 2019.

The ESPP has semi-annual offering periods and quarterly purchase dates. Each eligible employee participating in an offering period is granted an option to purchase a number of shares on each purchase date. The number of shares is determined by dividing the employee’s contributions accumulated prior to the purchase date and retained in the account by the applicable purchase price. The purchase price may not be less than 90% of the fair market value per share of Common Stock on the date of the grant or exercise.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

The Corporation has established The ENB Financial Corp Dividend Reinvestment and Stock Purchase Plan (“DRP”). The purpose of the DRP is to provide shareholders with a convenient and economical way to buy additional shares of the Corporation’s Common Stock by reinvesting dividends or by voluntarily making cash payments under the terms of the DRP. Under the terms of the DRP, the Corporation is authorized to issue up to 400,000 shares of its Common Stock. As of December 31, 2019, there were a total of 336,543 shares held in the DRP and 204,543 shares had been issued in the form of reinvested dividends.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three (3) Independent directors as defined by the SEC and Nasdaq. The Audit Committee operates under a written charter adopted by the Board of Directors and is available to shareholders on the Corporation’s website at www.epnb.com/investor-relations/committee-charters or by contacting Barry W. Harting, Corporate Secretary of the Corporation.

The Audit Committee has reviewed the audited financial statements of the Corporation for the fiscal year ended December 31, 2019, and discussed them with management and the Corporation’s independent accountants, S.R. Snodgrass, P.C. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees).

The Audit Committee has received from the independent accountants the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed the accountants’ independence from the Corporation and management with the accountants.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Corporation’s audited financial statements for the fiscal year ended December 31, 2019, be included in the Corporation’s Annual Report on Form 10-K for that fiscal year and filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee
Joshua E. Hoffman (Chair)
Mark C. Wagner
Jay S. Martin

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS C DIRECTORS TO SERVE FOR A THREE-YEAR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

The three (3) nominees for Class C Director to be elected at the 2020 Annual Meeting of Shareholders are:

•	Susan Y. Nicholas;
•	Mark C. Wagner; and
•	Joshua E. Hoffman.

The Board of Directors unanimously recommends that shareholders vote “FOR” the nominees for director listed above.

PROPOSAL NO. 2:

TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has selected S.R. Snodgrass, P.C. as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2020. S.R. Snodgrass, P.C. served as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019. S.R. Snodgrass, P.C. has advised the Corporation that none of its members has any financial interests in the Corporation.

Representatives of S.R. Snodgrass, P.C. will be present at the Annual Meeting of Shareholders to be held May 5, 2020. They will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees billed to ENB Financial Corp and Ephrata National Bank by S.R. Snodgrass, P.C., the current independent auditors for the Corporation, for services rendered during the last two years are presented as follows:

	Year Ended December 31,
	2019	2018
	($)	($)

Audit Fees (1)	147,347	142,818
Audit-Related Fees (2)	9,131	9,396
Tax Fees (3)	19,500	18,025
Total Fees	175,978	170,239

(1)	Audit Fees include fees billed for professional services rendered for the audit of the annual financial statements, fees billed for the review of financial statements included in ENB Financial Corp’s Form 10-Q filings or services that are provided by the Corporation’s independent accountant, in connection with statutory and regulatory filings or engagements. The major increase in audit fees is due to the corporation now being subject to SOX 404 Auditor attestation of internal controls by S. R. Snodgrass resulting in additional SEC reporting services performed. S.R. Snodgrass, P.C. performed all annual financial statement audit services for 2019 and 2018.

(2)	Audit-Related Fees include fees billed for assurance and related services by S.R. Snodgrass, P.C. that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the Audit Fees section of the table above. These services include required annual audits of the ENB Financial Corp Defined Contribution Profit Sharing Plan and the ENB Financial Corp 401(k) Savings Plan.

(3)	Tax Fees include fees billed for professional services rendered by S.R. Snodgrass, P.C., during 2019 and 2018, for tax compliance, tax advice, tax planning, and preparation of corporate tax returns.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services being approved and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining S.R. Snodgrass, P.C.’s independence.

In the event shareholders do not ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the 2020 fiscal year, the Audit Committee may choose another accounting firm to provide independent registered public accountant/audit services for the 2020 fiscal year.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of S.R. Snodgrass, P.C., as the independent registered public accounting firm for the year ending December 31, 2020.

ANNUAL REPORT ON FORM 10-K

A copy of ENB Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission, is enclosed with this proxy statement. The Annual Report on Form 10-K is also available on the Internet at: www.investorvote.com/ENBP or by contacting Barry W. Harting, Corporate Secretary of the Corporation. Any shareholder may obtain a copy of ENB Financial Corp’s Annual Report on Form 10-K for the previous year ended December 31, 2018, without charge, by submitting a written request to Barry W. Harting, Corporate Secretary, ENB Financial Corp, 31 East Main Street, Ephrata, Pennsylvania, 17522.

OTHER MATTERS

As of the date of this document, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than the ones described in this document. If any other matters shall properly come before the meeting and be voted upon, the persons named in this document as proxy holders will vote on those matters in accordance with the recommendations of the Board of Directors.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 am, (Eastern Time), on May 5, 2020 Online Go to www.investorvote.com/ENBP or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ENBP 2020 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2. A 1. The election of three (3) Class C directors to serve for a three-year term and until their successors are elected and qualified. Nominees named below. + For Withhold For Withhold For Withhold 01 - Susan Y. Nicholas 02 - Mark C. Wagner 03 - Joshua E. Hoffman For Against Abstain 2. To ratify the selection of S. R. Snodgrass, P.C. as the 3. To transact such other business as may properly be presented independent registered public accounting firm for the year at the annual meeting and any adjournment or postponement ending December 31, 2020. of the meeting. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 0369OB Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/ENBP Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ENBP • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY - ENB FINANCIAL CORP + 2020 Annual Meeting of Shareholders May 5, 2020 1:00 PM This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Janice S. Eaby and John H. Shuey, or any one of them, as proxies, with full power of substitution, to represent and vote, as designated herein all of ENB Financial Corp common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 5, 2020 at 1:00 p.m., local time, at Ephrata National Bank’s main office, 31 East Main Street, Ephrata, Pennsylvania, or any adjournment or postponement of the meeting. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholder(s). If no specification is made, this proxy will be voted FOR the election of the director nominees listed on the reverse and FOR ratification of the independent registered public accounting firm. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/ENBP Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ENBP • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY - ENB FINANCIAL CORP + 2020 Annual Meeting of Shareholders May 5, 2020 1:00 PM This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Janice S. Eaby and John H. Shuey, or any one of them, as proxies, with full power of substitution, to represent and vote, as designated herein all of ENB Financial Corp common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 5, 2020 at 1:00 p.m., local time, at Ephrata National Bank’s main office, 31 East Main Street, Ephrata, Pennsylvania, or any adjournment or postponement of the meeting. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholder(s). If no specification is made, this proxy will be voted FOR the election of the director nominees listed on the reverse and FOR ratification of the independent registered public accounting firm. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +